--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 24, 2002

                        AMERICAN ACHIEVEMENT CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

       333-84294                                       13-4126506
(Commission File Number)                  (I.R.S Employer Identification No.)

                     7211 CIRCLE S DRIVE, AUSTIN, TX 78745
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       Registrant's telephone number, including area code (512) 444-0571

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    On May 24, 2002, American Achievement Corporation ("the Company") dismissed Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants. The dismissal of AA was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors. On May 24, 2002 the Company engaged Deloitte & Touche LLP ("D&T") to serve as the Company's independent public accountants for the quarter ended
May 25, 2002, and the fiscal year ended August 31, 2002.

    Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended August 25, 2001 and August 26, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

    During the fiscal years ended August 25, 2001 and August 26, 2000, and through May 24, 2002, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a) (1) (v) of Regulation S-K of the Securities Exchange Act of 1934.

    The Company provided Arthur Andersen with a copy of the foregoing disclosures and has requested that AA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not AA agrees with the above statements. Attached as Exhibit 16 is a copy of such letter, dated
May 24, 2002.

    During the fiscal years ended August 25, 2001 and August 26, 2000, and through May 24, 2002, the Company did not consult with D&T regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a) (1) (v) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits

Exhibit 16  Letter from Arthur Andersen LLP to the Securities and
            Exchange Commission dated May 24, 2002

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on May 29, 2002.

                                                       AMERICAN ACHIEVEMENT CORPORATION

                                                       By:             /s/ SHERICE P. BENCH
                                                            -----------------------------------------
                                                                         Sherice P. Bench
                                                                     CHIEF FINANCIAL OFFICER

                                 EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
16       Letter from Arthur Andersen LLP to the Securities and
         Exchange Commission dated May 24, 2002